GOLUB GROUP EQUITY FUND

Supplement to Prospectus and Statement of Additional Information dated May 31, 2019

Golub Group, LLC (the “Adviser”), investment adviser to the Golub Group Equity Fund (the “Fund”), has changed its name to Summitry LLC, effective January 31, 2020. All references to the Adviser in the Prospectus and Statement of Additional Information are hereby revised to reflect the new name. This change reflects a new firm name only, and there are no changes to the operations of the Fund or to the individuals serving as portfolio managers of the Fund.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated May 31, 2019, which provide information that you should know before investing in the Fund and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at (866) 954-6682.

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Supplement dated February 6, 2020